UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2018

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51217, 001-36693	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Amendment to Credit Agreement

On February 7, 2018, Sears Holdings Corporation (the “Company”) and Sears Roebuck Acceptance Corp. and Kmart Corporation (collectively, the “Borrowers”) entered into a fourth amendment (the “Credit Agreement Amendment”) to the Third Amended and Restated Credit Agreement, dated as of July 21, 2015 (as in effect prior to the Credit Agreement Amendment, the “Credit Agreement”), with the lenders party thereto, the issuing lenders party thereto, Bank of America, N.A., as administrative agent and co-collateral agent, and Wells Fargo Bank, National Association, as co-collateral agent.

The Credit Agreement Amendment, among other things, increased the size of the general debt basket to $1.25 billion.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Second Lien Credit Agreement

On February 7, 2018, the Company, the Borrowers and certain other subsidiaries of the Company entered into a third amendment (the “Second Lien Amendment”) to the Second Lien Credit Agreement, dated as of September 1, 2016 (as in effect prior to the Second Lien Amendment, the “Second Lien Credit Agreement”), with the lenders party thereto and JPP, LLC, as administrative agent and collateral administrator.

The Second Lien Amendment, among other things, increased the maximum aggregate principal of the uncommitted line of credit facility established under the Second Lien Credit Agreement to $600 million, extended the maximum duration of line of credit loans to 270 days and increased the size of the general debt basket to $1.25 billion.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Second Lien Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Amendment to Term Loan Credit Agreement

On February 7, 2018, the Company, the Borrowers and certain other subsidiaries of the Company entered into a third amendment (the “Term Loan Amendment”) to the Term Loan Credit Agreement, dated as of January 4, 2018 (as in effect prior to the Term Loan Amendment, the “Term Loan Credit Agreement”), with the lenders party thereto and JPP, LLC, as administrative agent and collateral administrator.

The Term Loan Amendment, among other things, increased the size of the general debt basket to $1.25 billion.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Term Loan Amendment, a copy of which is filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to the Credit Agreement Amendment, the Second Lien Amendment and the Term Loan Amendment. Additional information concerning other factors is contained in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. The Company intends these forward-looking statements to speak only as of the time made and, except as required by law, does not undertake to update or revise them as more information becomes available.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit 10.1    Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of February  7, 2018, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, as borrowers, the lenders party thereto, the issuing lenders party thereto, Bank of America, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, National Association, as co-collateral agent.

Exhibit 10.2     Third Amendment to Second Lien Credit Agreement, dated as of February  7, 2018, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, as borrowers, the subsidiaries of Sears Holdings Corporation party thereto, the lenders party thereto, and JPP, LLC, as administrative and collateral administrator.

Exhibit 10.3    Third Amendment to Term Loan Credit Agreement, dated as of February  7, 2018, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, as borrowers, the subsidiaries of Sears Holdings Corporation party thereto, the lenders party thereto, and JPP, LLC, as administrative and collateral administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: February 13, 2018	By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer